                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        March 29, 2000
                                                 -------------------------------


                             SUMMIT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       Massachusetts                 0-16937                      04-2897945
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                  (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)



                       21 Hickory Drive, Waltham, MA 02451
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                 (781) 890-1234
                              --------------------------------------------------

ITEM 5.  OTHER EVENTS

         On March 28, 2000 the Board of Directors of Summit Technology, Inc. (the "Company") adopted a shareholder rights plan (the "Rights Plan"). The Rights Plan maintains the protections afforded the Company's stockholders under its former rights plan, adopted in March 1990, which expires pursuant to its terms on March 29, 2000. In connection with the Rights Plan, on March 28, 2000, the Board of Directors also declared a dividend of one right (the "Rights") to purchase one one-thousandth (1/1000th) of a share of Series A preferred stock, par value $.01 per share, of the Company for each outstanding share of common stock, $.01 par value per share, of the Company. The dividend is payable March 29, 2000 to shareholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Plan dated as of March 28, 2000 between the Company and Fleet National Bank (f/k/a BankBoston, N.A.), as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS:

     4.1. Rights Agreement dated as of March 28, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.

     4.2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

     4.3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

     4.4.    Summary of Rights (attached as Exhibit C to the Rights Agreement).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUMMIT TECHNOLOGY, INC.


Date:   March 29, 2000              By: /s/ Robert J. Kelly
                                        -------------------------------------
                                        Robert J. Kelly
                                        Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


     The following designated exhibits are filed herewith:


4.1. Rights Agreement dated as of March 28, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.

4.2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

4.3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

4.4. Summary of Rights (attached as Exhibit C to the Rights Agreement).